First Quarter 2019 Exhibit 99.2 Earnings Release Presentation April 23, 2019 RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates and loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount of sources of liquidity, that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 39 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 36 years in the financial services industry; 30 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 29 years in the financial services industry; 7 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant 3

First Quarter Key Highlights • Completed the acquisition of Guaranty Bancorp on January 1, 2019, increasing total assets by $3.9 billion, total loans by $2.8 billion and total deposits by $3.1 billion • Solid earnings of $37.1 million, or $0.85 per diluted share and adjusted (non- GAAP) net income of $52.0 million, or $1.19 per diluted share • Organic loan growth of 7.2% for the quarter (annualized) • Continued strong asset quality with credit metrics remaining at historically low levels • Repurchased $10 million of Company stock through the Share Repurchase Program • Increased the quarterly dividend to $0.25 per share from $0.14 per share 4

First Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Linked Quarter Balance Sheet Data March 31, 2019 December 31, 2018 March 31, 2018 Change Annual Change Total assets $ 14,145,383 $ 9,849,965 $ 8,811,014 43.6% 60.5% Loans held for investment, excluding mortgage warehouse purchase loans 10,692,183 7,717,510 6,527,681 38.5 63.8 Mortgage warehouse purchase loans 251,258 170,290 124,700 47.5 101.5 Total deposits 11,239,426 7,737,794 6,794,660 45.3 65.4 Total borrowings (other than junior subordinated debentures) 538,425 427,316 617,636 26.0 (12.8) Total stockholders' equity 2,234,202 1,606,433 1,354,699 39.1 64.9 Earnings and Profitability Data Net interest income $ 121,652 $ 87,108 $ 73,967 39.7% 64.5% Net interest margin 4.05% 3.98% 4.00% 1.8 1.3 Noninterest income $ 16,424 $ 9,887 $ 9,455 66.1 73.7 Noninterest expense 86,595 51,848 44,958 67.0 92.6 Net income 37,131 33,964 28,964 9.3 28.2 Basic EPS 0.85 1.11 1.02 (23.4) (16.7) Diluted EPS 0.85 1.11 1.02 (23.4) (16.7) Adjusted net interest margin (1) 4.01% 3.93% 3.96% 2.0 1.3 Adjusted net income (1) $ 52,028 $ 34,120 $ 29,231 52.5 78.0 Adjusted basic EPS (1) 1.19 1.12 1.03 6.3 15.5 Adjusted diluted EPS (1) 1.19 1.12 1.03 6.3 15.5 Return on average assets 1.08% 1.34% 1.35% (19.4) (20.0) Adjusted return on average assets (1) 1.51 1.35 1.37 11.9 10.2 (1) See Appendix for non-GAAP reconciliation 5

Net Income Growth $52.0 $ in Millions $132.2 $128.3 $36.6 $37.1 $35.7 $34.0 $34.1 $32.2 $29.0 $29.2 $29.6 $88.9 $76.5 $56.6 $53.5 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending Net Income (1) Adjusted Net Income (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 6 (2) See Appendix for non-GAAP reconciliation

Interest Income Growth Interest Income, Net Interest Income and NIM Trends $ in Millions $407.3 $155.6 $326.3 $121.7 $307.9 $112.8 $109.3 $265.5 $97.1 $88.1 $86.3 $87.1 $210.0 $78.9 $74.0 $183.8 4.00% 4.05% 3.97% 3.97% 3.94% 3.98% 3.81% 3.84% 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending NIM Interest income Net interest income 7

Earnings Per Share and Adjusted Earnings Per Share Trends (diluted) $4.47 $4.33 $1.20 $1.19 $1.17 $1.12 $1.11 $1.11 $3.45 $1.03 $3.04 $1.02 $1.02 $2.97 $2.88 $0.85 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 8 (2) See Appendix for non-GAAP reconciliation

Adjusted Efficiency Ratio Trends (1) $322.5 $120.6 $ in Millions $261.4 $73.2 $189.4 $182.0 $67.0 $157.6 $43.8 $107.5 51.40% 52.34% 51.46% 50.47% 47.05% $41.5 $35.9 $14.9 $19.5 $9.3 $3.2 $2.0 $4.6 $5.7 $1.3 2016 2017 2018 Q1 2018 Q1 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 9

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Billions) (1) 2016 - 2018 CAGR 31.5% 64.2% Increase $7,921 $10,966 $6,513 $4,583 $6,680 2016 2017 2018 Q1 2018 Q1 2019 Year Ending Quarter Ending Organic Impact of Acquisitions (1) Includes loans held for sale 10

Loan Portfolio Composition Loan Composition at 03/31/2019 CRE Loan Composition at 03/31/2019 Misc: 10.6% 1-4 Family Const.: 3.4% Multifamily: 8.0% Consumer: 0.7% Restaurant: 2.3% 1-4 Family: 14.1% Mini Storage: 3.0% Convenience Store: 2.4% Ag: 0.9% Church: 2.1% Office: 25.2% C&I: 18.1% Healthcare: 7.8% Daycare/School: 1.5% C&D: 9.5% Industrial: 7.1% Hotel/Motel: 6.2% Retail: 23.8% CRE: 53.3% Loans by Region at 03/31/2019 Central Texas: 13.2% Colorado: 31.4% 2019 YTD adjusted loan yield: 5.47% (1) North Texas: 33.6% Houston: 21.8% (1) Non-GAAP financial measure. Excludes $1,016 of income recognized on credit impaired acquired loans. 11

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 03/31/2019 Retail CRE and C&D Composition at 03/31/2019 398% 382% 385% 380% 384% Mixed Use: 15.0% Big Box: 2.0% 130% 125% 122% 116% 99% Free Standing/ Loans > $500 thousand Single Tenant: 20.0% Strip Center: 63.0% 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 Period Ending Total construction and development to Bank regulatory capital • 1,121 Retail Loans Total non-owner occupied CRE to Bank regulatory • 71 Loans > $5MM capital 12

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 1.12% 0.49% 0.48% 1.14% 0.43% 0.46% 0.46% 0.46% 0.81% 0.91% 0.31% 0.39% 0.28% 0.68% 0.68% 0.19% 0.53% 0.16% 0.18% 0.18% 0.18% 0.06% 0.10% 0.32% 0.37% 0.39% 0.21% 0.24% 0.11% 0.12% 0.16% 0.10% 0.09% 0.06% 0.06% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the quarter ended December 31, 2018 for peer data and for the three months ended March 31, 2019 for IBTX. Interim charge-off data annualized. 13 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Provision and Charge-offs Provision expense and Net charge-off trends $ in Thousands $3,224 $9,860 $9,440 $2,910 $2,695 $2,730 $8,265 $2,667 $4,892 $1,525 $1,521 $1,382 $4,460 $274 $454 $137 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Year Ending Quarter Ending Provision expense Net charge-offs 14

Energy Lending Outstanding Balances and Related Reserves $ in Millions $27.8 $24.9 $25.6 $21.9 $27.2 $112.6 $110.1 $106.8 $99.7 $93.3 6.7% 6.2% 5.5% 5.2% 5.2% 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 15

Deposit Mix and Pricing Deposit Mix as of March 31, 2019 Deposit Growth versus Average Rate $ in Millions $11,239 CDs < $100,000: CDs > 2.7% $100,000: IRAs: 0.9% 8.9% $7,738 Noninterest-bearing $6,633 1.03% demand: 27.5% 0.83% Money Market: 17.9% $4,577 0.46% 0.38% Savings: 4.5% Public funds, interest- bearing accounts and Interest-bearing 2016 2017 2018 Q1 2019 CDs: 9.5% checking: 28.1% Period Ending Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.42% (1) Average rate for total deposits 16

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.38% 10.41% 10.05% 10.05% 10.07% 9.61% 9.57% 9.60% 8.92% 9.24% 9.33% 8.55% 8.20% 8.65% 8.37% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 17

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods For the Quarters Ended ($ in thousands except per share data) March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Net Interest Income - Reported (a) $ 121,652 $ 87,108 $ 86,268 $ 78,909 $ 73,967 Unexpected income recognized on loans acquired with deteriorated credit quality (1,016) (967) (1,051) (954) (739) Adjusted Net Interest Income (b) 120,636 86,141 85,217 77,955 73,228 Provision Expense - Reported (c) 3,224 2,910 1,525 2,730 2,695 Noninterest Income - Reported (d) 16,424 9,887 12,749 10,133 9,455 Gain on sale of OREO and repossessed assets — (56) (95) (58) (60) (Gain) loss on sale of securities (245) 232 115 10 224 (Gain) loss on sale of premises and equipment (9) — (220) 89 8 Recoveries on loans charged off prior to acquisition (1,311) (109) (230) (336) (287) Adjusted Noninterest Income (e) 14,859 9,954 12,319 9,838 9,340 Noninterest Expense - Reported (f) 86,595 51,848 52,655 49,158 44,958 OREO impairment (436) — — — (85) IPO related stock grants — — — (11) (125) Acquisition expense (19,171) (1,094) (2,594) (4,296) (974) Adjusted Noninterest Expense (g) 66,988 50,754 50,061 44,851 43,774 Income Tax Expense Reported (h) $ 11,126 $ 8,273 $ 9,141 $ 7,519 $ 6,805 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 52,028 $ 34,120 $ 36,593 $ 32,239 $ 29,231 Average shares for basic EPS (j) 43,759,348 30,503,062 30,473,603 29,065,426 28,320,792 Average shares for diluted EPS (k) 43,759,348 30,503,062 30,563,717 29,157,817 28,426,145 Adjusted Basic EPS (i) / (j) $ 1.19 $ 1.12 $ 1.20 $ 1.11 $ 1.03 Adjusted Diluted EPS (i) / (k) 1.19 1.12 1.20 1.11 1.03 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 3,235 $ 1,496 $ 1,519 $ 1,393 $ 1,331 Reported Efficiency Ratio (f - l) / (a + d) 60.37% 51.91% 51.64% 53.64% 52.30% Adjusted Efficiency Ratio (g - l) / (b + e) 47.05 51.26 49.77 49.50 51.40 PROFITABILITY Total Average Assets (m) $ 13,975,192 $ 10,026,151 $ 10,028,224 $ 9,164,915 $ 8,675,596 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.08% 1.34% 1.41% 1.30% 1.35% Adjusted Return on Average Assets (annualized) (i) / (m) 1.51 1.35 1.45 1.41 1.37 (1) Assumes an adjusted effective tax rate of 20.3%, 19.6%, 20.4%, 19.8% and 19.0% for the quarters ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. 18

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods For the Year Ended December 31, ($ in thousands except per share data) 2018 2017 2016 Net Interest Income - Reported (a) $ 326,252 $ 265,478 $ 183,806 Unexpected income recognized on loans acquired with deteriorated credit quality (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 322,541 261,415 182,041 Provision Expense - Reported (c) 9,860 8,265 9,440 Noninterest Income - Reported (d) 42,224 41,287 19,555 Gain on sale of loans — (351) — (Gain) loss on sale of branches — (2,917) 43 Gain on sale of OREO/repossessed assets (269) (850) (62) Loss (gain) on sale of securities 581 (124) (4) (Gain) loss on sale of premises and equipment (123) 21 (32) Recoveries on loans charged off prior to acquisition (962) (1,182) — Adjusted Noninterest Income (e) 41,451 35,884 19,500 Noninterest Expense - Reported (f) 198,619 176,813 113,790 Senior leadership restructuring — — (2,575) OREO impairment (85) (1,412) (106) IPO related stock grants (136) (508) (543) Acquisition expense (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 189,440 157,634 107,445 Income Tax Expense Reported (1) (h) $ 31,738 $ 45,175 $ 26,591 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 132,183 $ 88,878 $ 56,563 Average shares for basic EPS (j) 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (k) 29,599,119 25,742,362 18,588,309 Adjusted Basic EPS (i) / (j) $ 4.47 $ 3.47 $ 3.06 Adjusted Diluted EPS (i) / (k) 4.47 3.45 3.04 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 5,739 $ 4,639 $ 1,964 Reported Efficiency Ratio (f - l) / (a + d) 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - l) / (b + e) 50.47 51.46 52.34 PROFITABILITY Total Average Assets (m) $ 13,975,192 $ 7,966,421 $ 5,469,542 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.69% 0.96% 0.98% Adjusted Return on Average Assets (annualized) (i) / (m) 1.39 1.12 1.03 (1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year 19 ended December 31, 2017. Assumes actual effective tax rate of 33.2% for the year ended December 31, 2016.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders' equity $ 2,234,202 $ 1,606,433 $ 1,336,018 $ 672,365 Adjustments: Goodwill (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (113,325) (45,042) (43,244) (14,177) Tangible Common Equity $ 1,128,497 $ 839,594 $ 671,316 $ 399,869 Tangible Assets Total Assets $ 14,145,383 $ 9,849,965 $ 8,684,463 $ 5,852,801 Adjustments: Goodwill (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (113,325) (45,042) (43,244) (14,177) Tangible Assets $ 13,039,678 $ 9,083,126 $ 8,019,761 $ 5,580,305 Tangible Common Equity To Tangible Assets 8.65% 9.24% 8.37% 7.17% 20